EXHIBIT 99.3
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                          REGISTRATION RIGHTS AGREEMENT

    THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of May 28, 1999 and is among Successories, Inc., an Illinois corporation (the "Company"), and the Jack Miller Family Limited Partnership #1, the Howard I. Bernstein Declaration of Trust dated April 28, 1987 and Eric Achepohl (collectively, the "Stockholders").

                              W I T N E S S E T H:

    WHEREAS, the Stockholders are purchasing from the Company, and the Company is issuing and selling to the Stockholders, an aggregate of 503,092 shares of Series A Convertible Preferred Stock, par value $.01 per share ("Preferred Stock"), of the Company; and

    WHEREAS, the Stockholders and the Company desire to set forth the terms and conditions on which the Company may be obligated to register for sale the shares of Common Stock issuable to the Stockholders upon conversion of the Preferred Stock or issued as dividends on or otherwise in respect of the Preferred Stock, according to the terms thereof.

    NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

    1. Definitions. Except as otherwise herein expressly provided herein, the following terms and phrases shall have the meanings set forth below:

          "Common Stock" means the common stock, par value $.01 per share, of the Company.

          "Short-Form Registration Statement" means a registration statement on Form S-3, or any other registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission (the "SEC"), that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          "Holder" means each Stockholder and any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 12 hereof.

          "Register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

          "Registrable Securities" means (a) the Common Stock issued or issuable upon conversion of the Preferred Stock, and (b) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Preferred Stock or


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Common Stock; provided, however, that Registrable Securities shall cease to be treated as "Registrable Securities" hereunder if and when such shares of Registrable Securities (i) have been transferred by a Holder in a transaction in which such Holder's rights hereunder are not assigned to the transferee, (ii) have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (iii) have been sold, to a transferee who is not a Holder subject to Rule 144 promulgated under the Securities Act with respect to such shares, in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that, upon consummation of such sale, all transfer restrictions and restrictive legends with respect thereto were removed.

          "Registrable Securities then outstanding" means the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

          "Securities Act" means the Securities Act of 1933, as amended.

    2.    Demand Registration.

          (a) If the Company shall receive, at any time after May 28, 2000, a written request from the Holders of a majority of the Preferred Stock that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities, then the Company shall (i) within 10 days of the receipt thereof, give written notice of such request to all Holders and, (ii) subject to the limitations of Section 2(b), use its best efforts to effect as soon as practicable, and in any event within 120 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within 20 days after the mailing of the written notice by the Company described in foregoing clause (i); provided, however, that the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 2(a):

               (A) during the six-month period after the effective date of any previously filed registration statement pertaining to securities of the Company (other than a registration on Form S-4 or Form S-8 or an exchange offering solely to the Company's existing stockholders);

               (B) after the Company has effected one such registration pursuant to this Section 2(a), and such registration has been declared or ordered effective; or

               (C) if the Company shall furnish to such Holders a certificate signed by the Chairman of the Board of the Company certifying that, in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed at such time, in which event the Company's obligation to use its best efforts to register, qualify or comply under this Section 2 shall be deferred for a period not to exceed 90 days from the date of receipt of written request from the Holders; provided, however, that the Company shall not invoke this provision more than once in any 18-month period.


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          (b)  If the Holders initiating the registration request hereunder (the
"Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their written request for registration and the Company shall include such information in the written notice referred to in Section 2(a)(i). The right of any Holder to include Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company, as provided in Section 4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders.
Notwithstanding any other provision of this Section 2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder. In any event, the Holders shall have the first right to include all of their shares in the offering before any other shares.

     3. Piggyback Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities (other than a registration on Form S-4 or Form S-8 or an exchange offering solely to the Company's existing stockholders), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 20 days after receipt of written notice from the Company, the Company shall, subject to the provisions of Section 8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

     4. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective until the earlier of the date the Registrable Securities are sold or for 12 months.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

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          (c)  Furnish to the Holders such numbers of copies of a
prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement; provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Holders greater than the obligations set forth in Section 9(b).

          (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, and (ii) if such offering is being underwritten, a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.


     5. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2, 3 and 11 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.
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     6.   Expenses of Demand Registration. All expenses incurred in connection with the registration, filing or qualification pursuant to Section 2, including all registration, filing and qualification fees, printers' and accounting fees but excluding underwriting discounts and commissions, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to a demand registration pursuant to Section 2; provided, further, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.

     7. Expenses of Piggyback Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 3 for each Holder, including all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto but excluding underwriting discounts and commissions and fees and expenses of legal counsel for the selling Holders relating to Registrable Securities.

     8. Underwriting Requirements. In connection with any offering initiated by the Company for the underwritten sale of shares being issued and sold by the Company, the Company shall not be required under Section 3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company; provided, that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Holders greater than the obligations set forth in Section 9(b). If the total amount of securities, including Registrable Securities, requested by stockholders of the Company to be included in such offering exceeds the amount of securities, sold other than by the Company, that the underwriters reasonably believe is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders; provided that the Holders shall have the first right to include all of their shares in the offering before any shares held by other selling stockholders). For purposes of apportionment, any selling stockholder which is a Holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.


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     9.   Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities
Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, amended (the "Exchange Act"), and their respective officers, directors, partners, agents, employees and successors, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information regarding any Holder furnished expressly for use in connection with such registration by such Holder.

          (b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement, and their respective officers, directors, partners, agents, employees and successors and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information regarding such Holder furnished by any Holder (or by any representative of the Holders) expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim,


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damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, in no event shall any indemnity under this Section 9(b) exceed the net proceeds from the offering received by such Holder.

          (c)  Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. In the event any indemnified party elects to retain its own counsel for reasons other than the differing interests described in the foregoing proviso, such indemnified party shall be solely responsible for the fees and expenses of such counsel. If the indemnified party fails to deliver written notice to the indemnifying party within a reasonable time after the indemnified party's receipt of notice of the commencement of any such action, the indemnifying party's liability under this
Section 9 shall be reduced to the extent such failure to notify was prejudicial to the indemnifying party's ability to defend such action, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 9.

          (d) If the indemnification provided for in Section 9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

          (e)  The obligations of the Company and Holders under this
Section 9 shall survive, for the applicable statute of limitations, the completion of any offering of Registrable Securities in a registration statement under this Agreement.


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     10.  Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Short-Form Registration Statement, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144;

          (b) take such action as is necessary to enable the Holders to utilize a Short-Form Registration Statement for the sale of their Registrable Securities;

          (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to a Short-Form Registration Statement,
(ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

     11.  Short-Form Registration.

          (a) If, at any time after May 28, 2000, the Company shall receive a written request from the Holders of at least twenty-five percent (25%) of the Preferred Stock that the Company effect a registration on a Short-Form Registration Statement with respect to all or a part of the Registrable Securities owned by such Holders, the Company will:


               (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (ii) use its best efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this
            Section 11: (A) if Form S-3 is not available for such offering by the Holders; (B) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its

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            stockholders for a Short-Form Registration Statement to be effected at such time, in which event the Company shall have the right to defer the filing of such Short-Form Registration Statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 11; provided, however, that the Company shall not invoke this provision more than once in any 18-month period; or (C) if the Company has already effected one registration on a Short-Form Registration Statement for the Holders pursuant to this Section 11.

          (b) In the event the Holders request registration on a Short-Form Registration Statement pursuant to Section 11 and the Company believes, upon written advice of its investment bankers (which written advice shall be provided to such Holders) that, due to the number of shares for which Holders have requested registration, an underwritten offering is advisable, the Holders shall elect to either (i) participate in an underwritten offering, or
(ii) reduce the number of shares requested to be registered and utilize a Short-Form Registration Statement. Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders and use its best efforts to keep such registration statement effective until the earlier of (A) the date that all of the registered Registrable Securities are sold, or (B) for one year. All expenses incurred in connection with a registration requested pursuant to
Section 11, including all registration, filing, qualification, printer's and accounting fees, but excluding any underwriters' discounts and commissions and fees and expenses of legal counsel retained by the Holders, shall be borne by the Company. Any registration effected pursuant to this Section 11 shall not be counted as a demand for registration or as a registration effected pursuant to
Section 2 or Section 3, respectively.

     12. Assignment of Registration Rights. The rights of any Holder to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by such Holder to: any member of such Holder's immediate family; any stockholder, partner or member of such Holder; any corporation, partnership, limited liability company, joint venture, trust or individual who or which, directly or indirectly through one or more intermediaries, is controlled by or under common control with such Holder or which controls, directly or indirectly through one or more intermediaries, such Holder; or any trust for the benefit of, or partnership, corporation, limited liability company or other entity owned or controlled by, any of the foregoing. For purposes of this Section 12, the terms "control", "controlled" and "common control with" mean the ability, whether by the direct or indirect ownership of voting securities or other equity interest, by contract or otherwise, to elect a majority of the directors of a corporation, to select the managing partner of a partnership, or otherwise to select a majority of those persons exercising governing authority over an entity.

     13. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the then outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would (a) allow such holder or prospective holder to include such securities in any registration subject to the terms of this Agreement unless, under the terms of such agreement, such holder or prospective holder may include such securities


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in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders being registered, or (b) give such holder or prospective holder any registration rights the terms of which are as favorable or more favorable than the registration rights granted to the Holders hereunder.

     14. Remedies. Any Holder having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and, accordingly, in addition to all other remedies available to any Holder having rights under any provision of this Agreement, any such Holder may, in his/its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce, or prevent any violation of, the provisions of this Agreement. The Company agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and to waive any requirement for the posting of a bond in connection with such remedy.

     15.  Miscellaneous.

          (a)  Board Nominee. For so long as any shares of the Preferred
Stock remains outstanding, the Company shall use its best efforts to nominate Jack Miller, or another individual designated by the majority of the outstanding Preferred Stock, for election to the Board of Directors of the Company and shall take all actions necessary and use all reasonable endeavors (including obtaining the consent of the officers, directors, significant stockholders and affiliates of the Company) to ensure Mr. Miller's or such designee's election to the Board of Directors.

          (b) Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

          (c) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made) upon the earliest to occur of
(i) receipt, if made by personal service, (ii) two days after delivery to a reputable overnight courier service, (iii) upon the delivering party's receipt of a written confirmation of a transmission made by facsimile, or (iv) five days after being mailed by registered or certified air mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8(c)):


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                  if to the Stockholders:

                  BenIda Group LLC
                  100 Schelter Road
                  Lincolnshire, Illinois 60069
                  Attention:  Jack Miller
                  Telecopy:   (847) 634-6699
                  and
                  Attention:  Eric Achepohl
                  Telecopy:   (847) 634-9521


                  and to:

                  Howard I. Bernstein
                  6541 N. Kilbourn Ave.
                  Lincolnwood, Illinois  60646
                  Telecopy  (773) 693-6255


                  with a copy to:

                  Neal, Gerber & Eisenberg
                  Two North LaSalle Street, Suite 2200
                  Chicago, Illinois  60602
                  Attention:  Marshall E. Eisenberg, Esq.
                  Telecopy:   (312) 269-1747

                  if to the Company:

                  Successories, Inc.
                  2520 Diehl Road
                  Aurora, Illinois 60504
                  Attention:  Gary Rovansek
                  Telecopy:   (630) 820-3003

                  with a copy to:

                  Vedder, Price, Kaufman & Kammholz
                  222 N. LaSalle Street
                  Chicago, Illinois 60601
                  Attention:  Guy Snyder, Esq.
                  Telecopy:   (312) 609-5005

          (d) Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

          (e) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, such provision shall be severed and the remaining provisions hereof shall be enforced to the extent possible or modified in such a way as to make it enforceable, and the invalidity, illegality or unenforceability thereof shall not affect the validity, legality or enforceability of the remaining provisions of this Agreement.

          (f)  Entire Agreement. This Agreement, including all of the
Exhibits and Schedules hereto that are incorporated herein by this reference, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between any party hereto with respect to the subject matter hereof.

          (g) Amendments and Waivers. No amendment of this Agreement shall be valid unless the same shall be in writing and signed by all parties hereto. No waiver by any party of any default, misrepresentation or breach hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach hereunder or affect in any way any rights of any other party arising by virtue of any prior or subsequent such occurrence.

          (h) Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Illinois, without regard to its principals regarding conflicts of law.

          (i) Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          (j) Assignment. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto, and their respective heirs, legal representatives, permitted successors and permitted assigns. Except as expressly provided herein, no party may assign its rights or obligations under this Agreement without the prior written consent of the other party.


                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

                                         THE COMPANY:

                                         SUCCESSORIES, INC.



                                         By:/s/ Gary J. Rovansek
                                            ------------------------------------
                                            Name:  Gary J. Rovansek
                                            Title: President
                                                   and Chief Operating Officer


                                         STOCKHOLDERS:

                                         JACK MILLER FAMILY LIMITED
                                         PARTNERSHIP #1


                                         By: Jack Miller Trust Dated January 18,
                                             1984, its general partner



                                         By:/s/ Jack Miller
                                            ------------------------------------
                                            Jack Miller, trustee of the
                                            general partner



                                         HOWARD I. BERNSTEIN DECLARATION
                                         OF TRUST DATED APRIL 28, 1987



                                         By:/s/ Howard I. Bernstein
                                            ------------------------------------
                                            Howard I. Bernstein, trustee



                                            /s/ Eric Achepohl
                                            ------------------------------------
                                            Eric Achepohl